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                      SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.


                                   FORM 8-K


                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                 May 18, 2000


                        HERITAGE FINANCIAL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       WASHINGTON                      0-29480                 91-1857900
----------------------------         ------------           ------------------
(State or other jurisdiction         (Commission              IRS Employer
     of incorporation)               File Number)           Identification No.



                    205 Fifth Avenue S.W.
                         Olympia WA                          98501
         -----------------------------------------         ----------
         (Address of principal executive offices):         (Zip Code)


       Registrant's telephone number, including area code: (360) 943-1500
                                                           --------------



ITEM 5 - OTHER EVENTS

On May 18, 2000, Heritage Financial Corporation announced that its Board of Directors had elected Brian Charneski to the position of director of the Corporation. The news release regarding the election of Brian Charneski is attached to this filing.
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ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements - not applicable

(b)  Pro forma financial information - not applicable

(c)  Exhibits:

     99  News Release issued by Heritage, dated May 18, 2000.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  May 24, 2000

                                        HERITAGE FINANCIAL CORPORATION


                                        By:  /s/ Donald V. Rhodes
                                             --------------------
                                             Donald V. Rhodes
                                             Chairman, President and
                                             Chief Executive Officer